Research Collaboration Agreements (Summary of Future Minimum Payments under Company's Research Collaboration) (Details) - Research Collaboration Agreements [Member] - USD ($) $ in Thousands	May. 31, 2015	Aug. 31, 2014
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Remaining three months of fiscal year 2015	$ 171
2015		$ 863
2016	544	694
2017	88	125
Contractual Obligation, Total	$ 803	$ 1,682